UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2021

GREENLANE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38875 (Commission File Number)	83-0806637 (IRS Employer Identification No.)

1095 Broken Sound Parkway, Suite 300 Boca Raton, FL (Address of principal executive offices)	33487 (Zip Code)
Registrant’s telephone number, including area code: (877) 292-7660
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This Amendment amends the Current Report on Form 8-K of Greenlane Holdings, Inc. (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on September 15, 2021 (the “September 15 Current Report”) solely to correct certain disclosures required by Item 304(a)(1)(v) of Regulation S-K and restates the September 15 Current Report in its entirety.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Registrant’s Certifying Accountant

On September 14, 2021 (the "Dismissal Date"), the audit committee (the “Audit Committee”) of the Company’s board of directors dismissed Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm and informed Deloitte of such decision on the same date.

The reports of Deloitte on the audited consolidated financial statements of the Company for the fiscal years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2020 and 2019, as well as during the subsequent interim period preceding the Dismissal Date, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Deloitte with respect to any matter relating to accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte, would have caused it to make reference thereto in its reports on the audited consolidated financial statements of the Company for such years; or (ii) “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except the material weaknesses reported in Part II, Item 9A “Controls and Procedures” in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2020 and December 31, 2019.

The Company has provided Deloitte with a copy of this Current Report on Form 8-K, as amended, in accordance with Item 304(a)(3) of Regulation S-K and requested that Deloitte provide the Company with a letter addressed to the SEC stating whether or not it agrees with the above disclosures. A copy of Deloitte's letter to the SEC dated September 17, 2021 is attached hereto as Exhibit 16.1.

(b) Appointment of New Certifying Accountant

On September 14, 2021 (the “Engagement Date”), the Audit Committee approved the selection and engagement of Marcum LLP ("Marcum") as the Company's new independent registered public accounting firm. During the years ended December 31, 2020 and 2019, and the subsequent interim period through the Engagement Date, neither the Company, nor anyone on its behalf, consulted Marcum regarding any of the matters or events set forth in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated September 17, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated: September 17, 2021	By:	/s/ William Mote
William Mote
Chief Financial Officer